CROSS 2026-CES2 Mortgage Trust ABS-15G

Exhibit 99.5 - Schedule 1

Consolidated Analytics, Inc.

Form ABS Due Diligence 15-E

CROSS 2026-CES2

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E

CERTIFICATION OF PROVIDER OF THIRD-PARTY DUE DILIGENCE SERVICES FOR ASSET-BACKED SECURITIES

Item 1: Identity of the person providing third-party due diligence services

Legal Name: Consolidated Analytics, Inc.
Business Name (If Different):

Principal Business Address: 1 MacArthur Place, Suite 100, Santa Ana, CA 92707

Item 2: Identity of the person who paid the person to provide due diligence services

Legal Name: CROSSCOUNTRY CAPITAL, LLC

Business Name (If Different):

Principal Business Address: 2160 Superior Avenue, Cleveland, OH 44114

Legal Name: HILDENE-CCC LOAN ACQUISITION II, LLC

Business Name (If Different):

Principal Business Address: 33 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902

In connection therewith, Client shall pay to Consolidated Analytics the greater of a fee totaling $2500.00 or $25 per loan, which fee the Client acknowledges and agrees shall be paid concurrently with the funding of the transaction in connection with which this letter is being delivered.

Item 3: Credit rating criteria

The third-party due diligence services are intended to generally comply with currently known rating agency criteria for newly originated mortgage loans.

Identity of NRSRO	Title and Date of Criteria
Fitch Ratings, Inc.	U.S. RMBS Rating Criteria, April 30, 2026
Kroll Bond Rating Agency, LLC	U.S. RMBS Rating Methodology, Dec 7, 2023

Item 4: Description of the due diligence performed

See Attachment A.

Item 5: Summary of findings and conclusions of review

See Attachment B.

CERTIFICATION

The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects.

Consolidated Analytics , Inc.

By:

Date:	11/10/2026

Attachment A

Item 4: Description of the due diligence performed

CROSS 2026-CES2

(1)	Type of assets that were reviewed.

Consolidated Analytics, Inc. (“Consolidated Analytics”) performed certain due diligence services (the “Review”) described below on behalf of CROSSCOUNTRY CAPITAL, LLC and HILDENE-CCC LOAN ACQUISITION II, LLC (the “Client”).

The Review was conducted from March 2026 through August 2026 on newly originated closed-end 2nd lien mortgage loans originated between March 2026 and July 2026.

(2)	Sample size of the assets reviewed.

The Review consisted of a population of sixty-eight (68) loans with an aggregate principal balance of $21,874,579.00 at origination.

(3)	Determination of the sample size and computation.

The review population was determined and provided by Consolidated Analytics’ client (as identified by Item 2). The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, Fitch Ratings, Inc. and Kroll Bond Rating Agency, LLC, NRSRO(s), identified in Item 3 of the ABS Due Diligence-15E. Consolidated Analytics does not know the size of the overall securitization population and other third-party review (“TPR”) firms may have reviewed loans within the overall securitization population.

(4)	Quality or integrity of information or data about the assets: review and methodology.

Consolidated Analytics compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by Consolidated Analytics. This comparison, when data was available, included the following data fields:

Total Origination and Discount Points in dollars	All Borrower Wage Income	Original CLTV
Origination Date	All Borrower Total Income	Original LTV
Original Loan Amount	Monthly Debt All Borrowers	Original PI Payment
Original Interest Rate	Back End DTI	Number of Units
Original Term to Maturity	Property Address	Borrower 1 Last Name
First Payment Date of Loan	Property City	Borrower 2 Last Name
Self-Employment Flag	Property State	Lock Date
Borrower 1 Employment Indicator	Property Postal Code	Borrower 1 Citizenship
Borrower 2 Employment Indicator	Occupancy	Borrower 2 Citizenship
Primary Borrower FICO	Original Appraised Property Value	QM Designation
CoBorrower FICO	Original Property Valuation Type	Maturity Date
Representative/Qualifying FICO	Original Property Valuation Date	Front End DTI
Primary Borrower Qualifying Income	Property Type	Application Date
Co Borrower Qualifying Income	AVM FSD Score	Number of Borrowers

Qualifying All Borrower Residual Income	Qualifying CLTV	Calculated DSCR
Qualifying Total Reserves Number of Months	Verified Doc Type	MIN No
Interest Rate	Qualifying Total Debt Income Ratio	Qualifying LTV
ULI	Loan Type	Credit QM/ATR Designation
Property County	Closing/Settlement Date	Qualifying FICO
Prepayment Penalty	Prepayment Penalty Total Term	Property Value

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

A.	QM or ATR Validation / Review of 8 Key Underwriting Factors

1.	Income / Assets

a.	Validate borrower(s) monthly gross income

b.	Validate funds required to close, required reserves

c.	Review file documentation for required level of income and asset verifications

2.	Employment Status

a.	Review file documentation for required level of employment

3.	Monthly Mortgage Payment

a.	Confirm program, qualifying rate, terms

4.	Simultaneous Loans

a.	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

5.	Mortgage Related Obligations: PITI, HOA, PMI, etc.

a.	Validate subject loan monthly payment (PITI) and associated obligations

6.	Debts / Obligations

a.	Validate monthly recurring liabilities

7.	DTI and/or Residual Income

a.	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

b.	Documentation meets Appendix Q requirements for QM Loans

8.	Credit History

a.	Review credit report for credit history and required credit depth including any / all inquiries

b.	Determine representative credit score from credit report

9.	Validate loan-to-value (LTV) and combined loan-to-value

10.	Review borrower’s occupancy

11.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

12.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt

13.	Confirm that Final 1003 is sufficiently completed

14.	Provide Audit 1008 with accurate data based on file documentation

15.	Confirm Loan Approval conditions were met

16.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

17.	General QM for any loans originated under the GQM Rule

1.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and

ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than the applicable dollar amount threshold.

2.	Consider Income and Assets:

i.	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;

ii.	The consumer’s debt obligations, alimony, child support; and

iii.	The monthly DTI or residual income.

3.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;

iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;

iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;

v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and

vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

(6) Value of collateral securing the assets: review and methodology.

Consolidated Analytics performed a “Valuation Review,” which included the following:

1.	Review original appraisal, determination that property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

2.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

3.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

4.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

5.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

6.	Ensure that the appraisal conforms to the guidelines provided from the Client

7.	Review appraisal to ensure all required documents were included.

8.	Review location map provided within the appraisal for external obsolescence.

9.	Ensure highest and best use and zoning complies with guidelines.

10.	Confirm there are no marketability issues that affect the subject property.

11.	Ensure subject property does not suffer any functional obsolescence.

12.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

13.	Additional or secondary valuation products were not required.

For loans reviewed in a post-close valuation review scenario (68 loans in total):

Twenty-two (22) loans had AVMs, and thirty (30) loans had a Desktop Review.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed. There were ten (10) occurrences of this. In these instances, two (2) Field Reviews were obtained, which supported the value.

Product totals may not sum due to multiple products for each loan

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing

i.	Compare Loan Estimate and Closing Disclosures

ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:

i.	Federal High Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High Cost provisions

iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	Service Provider List

ii.	Home Ownership Counselling Disclosure

iii.	ARM Disclosure

h.	Compliance with QM as it relates to:

i.	APR Test

ii.	Points & Fees Test

iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

(8) Other: review and methodology.

Not applicable.

Attachment B

Item 5: Summary of findings and conclusions of review

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	% by Loan Count
Event Grade A	50	$18,007,585.00	73.53%
Event Grade B	18	$3,866,994.00	26.47%
Event Grade C	0	$0	0%
Event Grade D	0	$0	0%
Total Sample	68	$21,874,579.00	100.00%

Credit Results:
Event Grade	Loan Count	% by Loan Count
Event Grade A	65	95.59%
Event Grade B	3	4.41%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	68	100.00%

Compliance Results:
Event Grade	Loan Count	% by Loan Count
Event Grade A	53	77.94%
Event Grade B	15	22.06%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	68	100.00%

Valuation Results*:
Event Grade	Loan Count	% by Loan Count
Event Grade A	68	100.00%
Event Grade B	0	0%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	68	100.00%

*Secondary property valuation was not part of the property review scope for these second lien mortgage loans. As a result, the reported DBRS, KBRA, Moody’s and S&P loan level property review grades have been defaulted to “NA”. Defaulting the DBRS, KBRA, Moody’s and S&P loan level property review grades to “NA” does not affect the respective DBRS, KBRA, Moody’s, and S&P overall loan grades.

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	46
		Audited DTI Exceeds Guideline DTI	3
		The Initial 1003 is Missing	2
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	2
		Borrower 1 3rd Party VOE Prior to Close Missing	2
		Hazard Insurance Effective Date is after the Disbursement Date	2
		Missing VOM or VOR	1
		Third Party Fraud Report not Provided	1
		Other Property Insurance Policy Effective Date is after the Disbursement date	1
		PUD Rider is Missing	1
		Audited HCLTV Exceeds Guideline HCLTV	1
		The Deed of Trust is Not Executed	1
		Audited CLTV Exceeds Guideline CLTV	1
		Audited FICO is less than Guideline FICO	1
		Borrower 1 Gap Credit Report is Missing	1
		The Note is Not Executed	1
		The Final 1003 is Not Executed	1
		Income 2 Months Income Verified is Missing	1
		The Note is Missing	1
		Income and Employment Do Not Meet Guidelines	1
		The Total Hazard Coverage is LESS than the Required Coverage Amount	1
		Missing Lease Agreement	1
		Approval/Underwriting Summary Not Provided	1
		Missing Verification of Mortgage	1
		Total Credit Grade (A) Exceptions:	75
	B	Audited FICO is less than Guideline FICO	1
		Borrower does not meet residual income requirement	1
		Audited Loan Amount is less than Guideline Minimum Loan Amount	1
		Total Credit Grade (B) Exceptions:	3
Compliance	A	No Compliance Findings	31

		eSigned Documents Consent is Missing	11
		Charges That Cannot Increase Test	10
		Higher-Priced Mortgage Loan Test	8
		Lender Credits That Cannot Decrease Test	5
		CA AB 260 Higher-Priced Mortgage Loan Test	5
		Missing Required Affiliated Business Disclosure	3
		Charges That In Total Cannot Increase More Than 10% Test	3
		Initial Loan Estimate Delivery Date Test (from application)	3
		TILA Right of Rescission Test	2
		TRID: Missing Loan Estimate	2
		Homeownership Counseling Disclosure Is Missing	1
		RESPA Homeownership Counseling Organizations Disclosure Date Test	1
		Incorrect rescission model used - RTC form model H-8 used for Same Lender or Lender Affiliate Refinance	1
		NC Rate Spread Home Loan Test	1
		Intent to Proceed is Missing	1
		Total Compliance Grade (A) Exceptions:	88
	B	Final CD: Non-Escrowed Property Costs over Year 1 description is missing or inaccurate	10
		Final CD: Non-Escrowed Property Costs over Year 1 calculation is inaccurate	2
		eSigned Documents Consent is Missing	2
		Final CD: Escrowed Property Costs over Year 1 description is missing or inaccurate	1
		Charges That Cannot Increase Test	1
		Escrow Waiver is Missing	1
		Total Compliance Grade (B) Exceptions:	17
Property	A	No Property Findings	62
		Appraisal is Expired	1
		Third Party Valuation Product Not Provided within 10% Tolerance	1
		Appraisal is Missing	1
		Condo Approval Missing	1
		Total Property Grade (A) Exceptions:	66

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the sixty-eight (68) mortgage loans reviewed, sixty-five (65) unique mortgage loans (95.59% by loan count) had a total of two hundred and thirteen (213) discrepancies across twenty-four (24) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Qualifying All Borrower Residual Income	38	17.84%
Qualifying Total Reserves Number of Months	37	17.37%
Application Date	29	13.62%

Qualifying CLTV	27	12.68%
Verified Doc Type	15	7.04%
Qualifying Total Debt Income Ratio	13	6.10%
Loan Type	12	5.63%
Calculated DSCR	8	3.76%
MIN No	5	2.35%
Qualifying LTV	4	1.88%
Credit QM/ATR Designation	4	1.88%
Property Address	4	1.88%
Interest Rate	3	1.41%
Borrower 1 Last Name	3	1.41%
Property County	2	0.94%
Qualifying FICO	1	0.47%
Closing/Settlement Date	1	0.47%
Prepayment Penalty	1	0.47%
ULI	1	0.47%
Property Value	1	0.47%
Borrower 2 Last Name	1	0.47%
Property City	1	0.47%
Number of Units	1	0.47%
Prepayment Penalty Total Term	1	0.47%
Grand Total	213	100.00%

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.